UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2007

CASSIDY MEDIA, INC.

(Exact Name of Registrant as Specified in Its Charter)

P.O. Box 49, 134 Suncook Valley Road,
Center Barnstead, New Hampshire 03225

(Registrant's Telephone Number, Including Area Code)

(702) 943-0714

(Address of Principal Executive Offices, Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

On April 25, 2007, Kimberly A. Hennessey, President, Chief Executive Officer, Chief Financial Officer, and Director of Cassidy Media, Inc. (the “Company”) entered into a Stock Purchase Agreement which provided, among other things, for the sale of 8,000,000 shares of common stock of the Company to Silvestre Hutchinson. The purchased shares represent an aggregate of 66.7% of the issued and outstanding shares of common stock of the Company. In consideration therefor, Mr. Hutchinson agreed to pay to Ms. Hennessey an aggregate purchase price of $50,000. The source of the funds used to pay such purchase price was Mr. Hutchinson’s personal funds. For all the terms of such Stock Purchase Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 99.1. All statements made herein concerning such agreement are qualified by references to said exhibits.

Pursuant to the Stock Purchase Agreement, Ms. Hennessey agreed that she would resign from her position as a President, Chief Executive Officer, and Chief Financial Officer of the Company and that she would appoint Mr. Hutchinson as her successor to such offices, effective as of April 25, 2007. It was also agreed that Nicole Gagne would resign or be terminated as Secretary of the Company and that Mr. Hutchinson would be appointed as her successor to such office, effective as of April 25, 2007. It was further agreed that Mr. Hutchinson would be appointed as a director of the Company, effective as of April 25, 2007. Ms. Hennessey also agreed that she would resign from her position as a director of the Company, effective as of ten days after the Company files with the Securities and Exchange Commission and delivers to the Company’s shareholders an Information Statement pursuant to Rule 14f-1 promulgated under the Securities Exchange Act of 1934, as amended. Following the completion of the foregoing transactions, Mr. Hutchinson will be the sole director and officer of the Company. There are no other arrangements or understandings among members of both the former and new control persons and their associates with respect to the election of directors of the Company or other matters.

The following discussion sets forth certain information regarding our business, our management, our securities, and certain other matters that may be important to our investors. Throughout the following discussion, references to the "Company," "we," “our” or "us" refer to Cassidy Media, Inc., unless the context otherwise indicates.

DESCRIPTION OF BUSINESS

Forward-Looking Statements

This Form 8-K contains forward-looking statements which relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risk Factors,” that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Our History

We were incorporated on June 7, 2006 in the State of Nevada. We are a development stage company, have not yet commenced operations, and have no revenues.

From June 7, 2006 until April 25, 2007, we intended to become an online marketing and media solutions firm, providing to our clients consulting services with respect to the creative process, production, planning and placement of online advertisements. We intended to offer the following media marketing products and services: (i) web site development; (ii) development of internet commercials, which are television style commercials, typically lasting 5-7 seconds, placed on internet websites; (iii) flash banners; and (iv) development of online presentations, through which businesses present their products to qualified consumers and such consumers can instantly proceed to a linked e-commerce destination that process orders for the product. Our primary customers would have consisted of advertising and marketing executives of large corporations whose primary goals are creating corporate image, brand recognition and maximizing profits from online sales.

On April 25, 2007, Silvestre Hutchinson acquired control of our Company by purchasing from Kimberly A. Hennessey, our then President, Chief Executive Officer, Chief Financial Officer, and Director, 8,000,000 shares of our common stock owned by Ms. Hennessey pursuant to and in accordance with a Stock Purchase Agreement, dated April 25, 2007, between Mr. Hutchinson and Ms. Hennessey. Such purchased shares represented 66.67% of our outstanding shares of common stock. In connection with such agreement, our then officers resigned from their positions with our Company and Mr. Hutchinson was appointed as the President, Chief Executive Officer, and Chief Financial Officer, Secretary, and as a director of the Company. In addition, Ms. Hennessey agreed to resign from her position as director of the Company effective ten days after the filing and mailing of an Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended, with respect to such change in control. Following such resignation, Mr. Hutchinson will be the sole director and officer of the Company.

Following Mr. Hutchinson’s acquisition of control of our Company on April 25, 2007, we have changed our business plans. We no longer intend to engage in online marketing consulting. Instead, we intend to seek, investigate and, if such investigation warrants, engage in a business combination with a private entity whose business presents an opportunity for our shareholders.

Our Proposed Business Activities

As discussed above, going forward, we intend to seek, investigate and, if such investigation warrants, engage in a business combination with a private entity whose business presents an opportunity for our shareholders. Our objectives discussed below are extremely general and are not intended to restrict our discretion. This discussion of the proposed business is not meant to be restrictive of the Company's virtually unlimited discretion to search for and enter into potential business opportunities.

We have no particular acquisition in mind and have not entered into any negotiations regarding such an acquisition. Neither our sole officer nor any affiliate has engaged in any negotiations with any representative of any company regarding the possibility of an acquisition or merger between the Company and such other company. We have not yet entered into any agreement, nor do we have any commitment or understanding to enter into or become engaged in a transaction.

We will not restrict our potential candidate target companies to any specific business, industry or geographical location and, thus, may acquire any type of business. Further, we may acquire a venture which is in its preliminary or development stage, one which is already in operation, or in a more mature stage of its corporate existence. Accordingly, business opportunities may be available in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities difficult and complex.

We believe that there are numerous firms seeking the perceived benefits of a publicly registered corporation. These benefits are commonly thought to include the following: (i) the ability to use registered securities to acquire assets or businesses; (ii) increased visibility in the marketplace; (iii) ease of borrowing from financial institutions; (iv) improved stock trading efficiency; (v) shareholder liquidity; (vi) greater ease in subsequently raising capital; (vii) compensation of key employees through stock options; (viii) enhanced corporate image; and (ix) a presence in the United States capital market. We have not conducted market research and are not aware of statistical data to support the perceived benefits of a merger or acquisition transaction for the owners of a business opportunity.

Target companies interested in a business combination with our Company may include the following: (i) a company for whom a primary purpose of becoming public is the use of its securities for the acquisition of other assets or businesses; (ii) a company which is unable to find an underwriter of its securities or is unable to find an underwriter of securities on terms acceptable to it; (iii) a company which desires to become public with less dilution of its common stock than would occur upon an underwriting; (iv) a company which believes that it will be able to obtain investment capital on more favorable terms after it has become public; (v) a foreign company which may wish an initial entry into the United States securities market; (vi) a special situation company, such as a company seeking a public market to satisfy redemption requirements under a qualified Employee Stock Option Plan; (vii) a company seeking one or more of the other mentioned perceived benefits of becoming a public company.

We anticipate seeking out a target business through solicitation. Such solicitation may include newspaper or magazine advertisements, mailings and other distributions to law firms, accounting firms, investment bankers, financial advisors and similar persons, the use of one or more World Wide Web sites and similar methods. No estimate can be made as to the number of persons who will be contacted or solicited. Such persons will have no relationship to our management.

The analysis of new business opportunities will be undertaken by or under the supervision of Silvestre Hutchinson, our sole officer and our director.  Silvestre Hutchinson, our sole officer, is not a business analyst. Therefore, it is anticipated that outside consultants or advisors may be utilized to assist us in the search for and analysis of qualified target companies.

A decision to participate in a specific business opportunity will be made based upon our analysis of the quality of the prospective business opportunity's management and personnel, assets, the anticipated acceptability of products or marketing concepts, the merit of a proposed business plan, and numerous other factors which are difficult, if not impossible, to analyze using any objective criteria. We have unrestricted flexibility in seeking, analyzing and participating in potential business opportunities.

In our efforts to analyze potential acquisition targets, we will consider the following kinds of factors: (a) potential for growth, indicated by new technology, anticipated market expansion or new products; (b) competitive position as compared to other firms of similar size and experience within the industry segment as well as within the industry as a whole; (c) strength and diversity of management, either in place or scheduled for recruitment; (d)  capital requirements and anticipated availability of required funds, to be provided by our Company or from operations, through the sale of additional securities, through joint ventures or similar arrangements or from other sources; (e) the cost of participation by our Company as compared to the perceived tangible and intangible values and potentials; (f) the extent to which the business opportunity can be advanced; (g) the accessibility of required management expertise, personnel, raw materials, services, professional assistance and other required items; and (h) other relevant factors.

In applying the foregoing criteria, no one of which will be controlling, management will attempt to analyze all factors and circumstances and make a determination based upon reasonable investigative measures and available data. Potentially available business opportunities may occur in many different industries, and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. Due to our limited capital available for investigation, we may not discover or adequately evaluate adverse facts about the opportunity to be acquired.

In implementing a structure for a particular business acquisition, we may become a party to a merger, consolidation, reorganization, joint venture, or licensing agreement with another entity. We also may acquire stock or assets of an existing business. On the consummation of a transaction it is probable that the present management and shareholders of the Company will no longer be in control of the Company. In addition, the Company's officers and directors, as part of the terms of the acquisition transaction, likely will be required to resign and be replaced by one or more new officers and directors without a vote of our shareholders.

It is anticipated that any securities issued in any such reorganization would be issued in reliance upon exemption from registration under applicable federal and state securities laws. In some circumstances, however, as a negotiated element of a transaction, the Company may agree to register all or a part of such securities immediately after the transaction is consummated or at specified times thereafter. The issuance of substantial additional securities and their potential sale into any trading market which may develop in the Company's securities may have a depressive effect on that market.

While the actual terms of a transaction to which the Company may be a party cannot be predicted, it may be expected that the parties to the business transaction will find it desirable to avoid the creation of a taxable event and thereby structure the acquisition as a "tax-free" reorganization under Sections 351 or 368 of the Internal Revenue Code of 1986, as amended.

With respect to any merger or acquisition, negotiations with target company management are expected to focus on the percentage of the Company which the target company shareholders would acquire in exchange for all of their shareholdings in the target company. Depending upon, among other things, the target company's assets and liabilities, the Company's shareholders will in all likelihood hold a substantially lesser percentage ownership interest in the Company following any merger or acquisition. The percentage ownership may be subject to significant reduction in the event the Company acquires a target company with substantial assets. Any merger or acquisition effected by the Company can be expected to have a significant dilutive effect on the percentage of shares held by the Company's shareholders at such time.

The Company will participate in a business opportunity only after the negotiation and execution of appropriate agreements. Although the terms of such agreements cannot be predicted, generally such agreements will require certain representations and warranties of the parties thereto, will specify certain events of default, will detail the terms of closing and the conditions which must be satisfied by the parties prior to and after such closing, will outline the manner of bearing costs, including costs associated with the Company's attorneys and accountants, and will include miscellaneous other terms.

We are presently subject to all of the reporting requirements included in the Exchange Act. Included in these requirements is the duty of the Company to file audited financial statements as part of its Form 8-K to be filed with the Securities and Exchange Commission upon consummation of a merger or acquisition, as well as the Company's audited financial statements included in its annual report on Form 10-K (or 10-KSB, as applicable). If such audited financial statements are not available at closing, or within time parameters necessary to insure the Company's compliance with the requirements of the Exchange Act, or if the audited financial statements provided do not conform to the representations made by the target company, the closing documents may provide that the proposed transaction will be voidable at the discretion of the present management of the Company.

It is anticipated that the investigation of specific business opportunities and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial management time and attention and substantial cost for accountants, attorneys and others. If a decision is made not to participate in a specific business opportunity, the costs theretofore incurred in the related investigation would not be recoverable. Furthermore, even if an agreement is reached for the participation in a specific business opportunity, the failure to consummate that transaction may result in the loss to the Registrant of the related costs incurred.

Our Company, based on our proposed business activities, is a "blank check" company. The U.S. Securities and Exchange Commission (the “SEC”) defines those companies as "any development stage company that is issuing a penny stock, within the meaning of Section 3 (a)(51) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that has no specific business plan or purpose, or has indicated that its business plan is to merge with an unidentified company or companies." Under SEC Rule 12b-2 under the Securities Act of 1933, as amended (the “Securities Act”), the Company also qualifies as a “shell company,” because it has no or nominal assets (other than cash) and no or nominal operations. Many states have enacted statutes, rules and regulations limiting the sale of securities of "blank check" companies in their respective jurisdictions. Management does not intend to undertake any efforts to cause a market to develop in our securities, either debt or equity, until we have successfully concluded a business combination. The Company intends to comply with the periodic reporting requirements of the Exchange Act for so long as we are subject to those requirements.

Competition

We will remain an insignificant participant among the firms which engage in the acquisition of business opportunities. There are many established venture capital and financial concerns which have significantly greater financial and personnel resources and technical expertise than us. In view of our limited financial resources and limited management availability, we may be at a competitive disadvantage compared to our competitors.

Employees

We presently have no employees apart from our management. Our sole officer is engaged in outside business activities and anticipates that he will devote to our business very limited time until the acquisition of a successful business opportunity has been identified. We expect no significant changes in the number of our employees other than such changes, if any, incident to a business combination.

RISK FACTORS

An investment in our common stock involves a high degree of risk. An investor should carefully consider the following factors and other information in this prospectus before deciding to invest in our Company. If any of the following risks actually occur, our business, financial condition, results of operations and prospects for growth would likely suffer. As a result, an investor could lose all or part of such investor’s investment in our Company.

Risk Factors Relating to Our Company

1. We are a development stage company and may never be able to effectuate our business plan.

We were established on June 7, 2006. As a development stage company we may not be able to successfully effectuate our business plan. There can be no assurance that we will ever achieve any revenues or profitability. The revenue and income potential of our proposed business and operations is unproven as the lack of operating history makes it difficult to evaluate the future prospects of our business.

2. We expect losses in the future because we have no revenue.

As we have no current revenue, we are expecting losses over the next 12 months because we do not yet have any revenues to offset the expenses associated with the marketing of our services. We cannot guarantee that we will ever be successful in generating revenues in the future. We recognize that if we are unable to generate revenues, we will not be able to earn profits or continue operations. There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations.

3. If our business plans are not successful, we may not be able to continue operations as a going concern and our stockholders may lose their entire investment in us.

We have had no revenues and incurred a net loss of $100,954 for the period June 7, 2006 (inception) to December 31, 2006. In addition, we had a working capital deficit of $8.854 at December 31, 2006. These factors raise substantial doubt about the Company’s ability to continue as a going concern. We will, in all likelihood, sustain operating expenses without corresponding revenues, at least until the consummation of a business combination. This may result in our incurring a net operating loss that will increase continuously until we can consummate a business combination with a profitable business opportunity. We cannot assure you that we can identify a suitable business opportunity and consummate a business combination. If we cannot continue as a going concern, our stockholders may lose their entire investment in us.

4. The Company has no existing agreement for a business combination or other transaction.

We have no arrangement, agreement or understanding with respect to engaging in a merger with, joint venture with or acquisition of, a private or public entity. No assurances can be given that we will successfully identify and evaluate suitable business opportunities or that we will conclude a business combination. Management has not identified any particular industry or specific business within an industry for evaluation. We cannot guarantee that we will be able to negotiate a business combination on favorable terms, and there is consequently a risk that future funds allocated to the purchase of our shares will not be invested in a company with active business operations.

5. Future success is highly dependent on the ability of management to locate and attract a suitable acquisition.

The success of the Company's proposed plan of operation will depend to a great extent on the operations, financial condition and management of the identified target company. While business combinations with entities having established operating histories are preferred, there can be no assurance that the Company will be successful in locating candidates meeting such criteria. The decision to enter into a business combination will likely be made without detailed feasibility studies, independent analysis, market surveys or similar information which, if the Company had more funds available to it, would be desirable. In the event the Company completes a business combination the success of the Company's operations will be dependent upon management of the target company and numerous other factors beyond the Company's control. There is no assurance that the Company can identify a target company and consummate a business combination.

6. There is competition for those private companies suitable for a merger transaction of the type contemplated by management.

The Company is in a highly competitive market for a small number of business opportunities which could reduce the likelihood of consummating a successful business combination. We are and will continue to be an insignificant participant in the business of seeking mergers with, joint ventures with and acquisitions of small private and public entities. A large number of established and well-financed entities, including small public companies and venture capital firms, are active in mergers and acquisitions of companies that may be desirable target candidates for us. Nearly all these entities have significantly greater financial resources, technical expertise and managerial capabilities than we do; consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. These competitive factors may reduce the likelihood of our identifying and consummating a successful business combination.

7. The Company has conducted no market research or identification of business opportunities, which may affect our ability to identify a business to merge with or acquire.

The Company has neither conducted nor have others made available to us results of market research concerning prospective business opportunities. Therefore, we have no assurances that market demand exists for a merger or acquisition as contemplated by us. Our management has not identified any specific business combination or other transactions for formal evaluation by us, such that it may be expected that any such target business or transaction will present such a level of risk that conventional private or public offerings of securities or conventional bank financing will not be available. There is no assurance that we will be able to acquire a business opportunity on terms favorable to us. Decisions as to which business opportunity to participate in will be unilaterally made by our management, which may act without the consent, vote or approval of our stockholders.

8. Management intends to devote only a limited amount of time to seeking a target company which may adversely impact our ability to identify a suitable acquisition candidate.

While seeking a business combination, management anticipates devoting very limited time to the Company's affairs in total. Our sole officer has not entered into a written employment agreement with us and is not expected to do so in the foreseeable future. This limited commitment may adversely impact our ability to identify and consummate a successful business combination.

9. The time and cost of preparing a private company to become a public reporting company may preclude us from entering into a merger or acquisition with the most attractive private companies.

Target companies that fail to comply with SEC reporting requirements may delay or preclude acquisition. Sections 13 and 15(d) of the Exchange Act require reporting companies to provide certain information about significant acquisitions, including audited financial statements for the company acquired. The time and additional costs that may be incurred by some target entities to prepare these statements may significantly delay or essentially preclude consummation of an acquisition. Otherwise suitable acquisition prospects that do not have or are unable to obtain the required audited statements may be inappropriate for acquisition so long as the reporting requirements of the Exchange Act are applicable.

10. The Company may be subject to further government regulation which would adversely affect our operations.

Although we will be subject to the reporting requirements under the Exchange Act, management believes we will not be subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), since we will not be engaged in the business of investing or trading in securities. If we engage in business combinations which result in our holding passive investment interests in a number of entities, we could be subject to regulation under the Investment Company Act. If so, we would be required to register as an investment company and could be expected to incur significant registration and compliance costs. We have obtained no formal determination from the SEC as to our status under the Investment Company Act and, consequently, violation of the Investment Company Act could subject us to material adverse consequences.

11. Any potential acquisition or merger with a foreign company may subject us to additional risks.

If we enter into a business combination with a foreign concern, we will be subject to risks inherent in business operations outside of the United States. These risks include, for example, currency fluctuations, regulatory problems, punitive tariffs, unstable local tax policies, trade embargoes, risks related to shipment of raw materials and finished goods across national borders and cultural and language differences. Foreign economies may differ favorably or unfavorably from the United States economy in growth of gross national product, rate of inflation, market development, rate of savings, and capital investment, resource self-sufficiency and balance of payments positions, and in other respects.

12. Our principal stockholder, officer and director owns a controlling interest in our voting stock and investors will not have any voice in our management, which could result in decisions adverse to our general shareholders.

Silvestre Hutchinson, our sole and a director, beneficially owns approximately 66.67% of our outstanding common stock. As a result, Mr. Hutchinson will have the ability to control substantially all matters submitted to our stockholders for approval including: (a) election of our board of directors; (b) removal of any of our directors; (c) amendment of our Articles of Incorporation or bylaws; and (d) adoption of measures that could delay or prevent a change in control or impede a merger, takeover or other business combination involving us. As a result of his ownership and positions, Mr. Hutchinson is able to influence all matters requiring shareholder approval, including the election of directors and approval of significant corporate transactions.

Risks Relating To Our Common Shares

13. We may, in the future, issue additional common shares, which would reduce investors' percent of ownership and may dilute our share value.

Our Articles of Incorporation authorize the issuance of 500,000,000 shares of common stock and 5,000,000 preferred shares. The future issuance of common stock may result in substantial dilution in the percentage of our common stock held by our then existing shareholders. We may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

14. Our common shares are subject to the "Penny Stock" Rules of the SEC and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

The Securities and Exchange Commission has adopted Rule 15g-9 which establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (a) that a broker or dealer approve a person's account for transactions in penny stocks; and (b) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person's account for transactions in penny stocks, the broker or dealer must: (a) obtain financial information and investment experience objectives of the person; and (b) make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the Commission relating to the penny stock market, which, in highlight form: (a) sets forth the basis on which the broker or dealer made the suitability determination; and (b) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock" rules. This may make it more difficult for investors to dispose of our Common shares and cause a decline in the market value of our stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

15. Because we do not intend to pay any cash dividends on our common stock, our stockholders will not be able to receive a return on their shares unless they sell them.

We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them. There is no assurance that stockholders will be able to sell shares when desired.

16. We may issue shares of preferred stock in the future that may adversely impact your rights as holders of our common stock.

Our articles of incorporation authorize us to issue up to 5,000,000 shares of "blank check" preferred stock. Accordingly, our board of directors will have the authority to fix and determine the relative rights and preferences of preferred shares, as well as the authority to issue such shares, without further stockholder approval. As a result, our board of directors could authorize the issuance of a series of preferred stock that would grant to holders preferred rights to our assets upon liquidation, the right to receive dividends before dividends are declared to holders of our common stock, and the right to the redemption of such preferred shares, together with a premium, prior to the redemption of the common stock. To the extent that we do issue such additional shares of preferred stock, your rights as holders of common stock could be impaired thereby, including, without limitation, dilution of your ownership interests in us. In addition, shares of preferred stock could be issued with terms calculated to delay or prevent a change in control or make removal of management more difficult, which may not be in your interest as holders of common stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

We do not expect to generate any revenues over the next twelve months. Our principal business objective for the next 12 months will be to seek, investigate and, if such investigation warrants, engage in a business combination with a private entity whose business presents an opportunity for our shareholders.

During the next 12 months we anticipate incurring costs related to filing of Exchange Act reports, and costs relating to consummating an acquisition. We believe we will be able to meet these costs through use of funds in our treasury and additional amounts, as necessary, to be loaned by or invested in us by our stockholder, management or other investors. We have no specific plans, understandings or agreements with respect to the raising of such funds, and we may seek to raise the required capital by the issuance of equity or debt securities or by other means. Since we have no such arrangements or plans currently in effect, our inability to raise funds for the consummation of an acquisition may have a severe negative impact on our ability to become a viable company.

As of December 31, 2006, we had no cash. We incurred a net loss of $100,954 for the period June 7, 2006 (inception) to December 31, 2006. In addition, we had a working capital deficit of $8,856 as of December 31, 2006. On October 15, 2006, we closed our offering to the public of up to a maximum of 3,000,000 shares of our common stock. We sold 3,000,000 shares in such offering for gross proceeds of $90,000. Expenses of the offering amounted to approximately $26,000.

Off-Balance Sheet Arrangements

None.

DESCRIPTION OF PROPERTY

The Company neither rents nor owns any properties. The Company utilizes the office space and equipment of its sole stockholder at no cost.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of April 25, 2007, the number of shares of our common stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of the Company, and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 12,000,000 shares of our common stock issued and outstanding. There are no options, warrants or other securities convertible into shares of common stock. Unless otherwise indicated, the business address of each such person is c/o P.O. Box 49, 134 Suncook Valley Road, Center Barnstead, New Hampshire 03225.

Officers, Directors, 5% Shareholder	No. of Shares	Beneficial Ownership

Silvestre Hutchinson	8,000,000	66.67%

Kimberly A. Hennessey	0	0%

All directors and executive officers as a group (2 persons)	8,000,000	66.67%

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, AND CONTROL PERSONS

Each director of the Company serves for a term of one year or until the successor is elected at the Company's annual shareholders' meeting and is qualified, subject to removal by the Company's shareholders. Each officer serves, at the pleasure of the board of directors, for a term of one year and until the successor is elected at the annual meeting of the board of directors and is qualified. Set forth below is the name, age and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years of the current directors and executive officers of the Company as of April 25, 2007.

Name	Age	Positions and Offices

Silvestre Hutchinson	55	President, Chief Executive Officer,
		Chief Financial Officer, Secretary,
		and Director

Kimberly A. Hennessey	35	Director

Silvestre Hutchinson. Mr. Hutchinson became a director and the President, Chief Executive Officer, Chief Financial Officer, and Secretary of the Company as of the close of business on April 25, 2007. Mr. Hutchinson is currently the Economic Adviser of Hutchinson and Associates as well as the General Manager of Hutchinson and Lewis Consultants. Since May 2005, Mr. Hutchinson has been the Vice President of the Bayano Foundation of Panama. From January 2000 to September 2004, Mr. Hutchinson was the director of Economic Bilateral International Relations of the Department of Foreign Affairs of the Republic of Panama.

There were no transactions during the last two years, or any proposed transactions, to which the Company was or is to be a party, in which Mr. Hutchinson had or is to have a direct or indirect material interest.

Kimberly A. Hennessey. Ms. Hennessey has been our director since our incorporation on June 7, 2006. She was our President, Chief Executive Officer, and Chief Financial Officer from June 7, 2006 until April 25, 2007. She currently owns and operates her own CPA firm and has been doing so since the fall of 2003. Her practice includes everything from small business planning, accounting services, tax planning and preparation services for all types of tax entities to bookkeeping and payroll services. Ms. Hennessey has also spoken at various seminars. She is also required to keep up her education credit requirements to maintain her license as a certified public accountant. Ms. Hennessey received her license from the state of New Hampshire in February, 2000. Prior to starting her own firm in Hew Hampshire, Ms. Hennessey worked as a Senior Accountant at the firm of Smith & Wells, PLLC in Concord, New Hampshire during the period of 1997 through the fall of 2003. During the years of 1994 through 1997 Ms. Hennessey was a staff accountant with the firm of Plodzik and Sanderson, P.A. in Concord, New Hampshire. At this firm, Ms. Hennessey was on the governmental audit team, auditing municipalities, school districts and not-for-profit entities throughout the sate of New Hampshire. Throughout her accounting career, Ms. Hennessey has been a member of several business organizations, including the Concord Chamber of Commerce and the NEGASC committee as well as participating in many local volunteer services, including the local Girl Scouts.

There are no familial relationships between any of our directors or officers. Except as disclosed above, none of our directors or officers is a director in any other reporting companies. None of our directors or officers has been affiliated with any company that has filed for bankruptcy within the last five years. The Company is not aware of any proceedings to which any of the Company’s officers or directors, or any associate of any such officer or director, is a party adverse to the Company or any of the Company’s subsidiaries or has a material interest adverse to it or any of its subsidiaries.

EXECUTIVE COMPENSATION

Summary Compensation

During the period from our incorporation on June 7, 2006, through December 31, 2006, Kimberly A. Hennessey was our President, Chief Executive Officer, and Chief Financial Officer and a Director. On June 7, 2006, we issued 8,000,000 shares of our common stock to Ms. Hennessey in consideration for her time, efforts, and services rendered in connection with the founding of our Company. During such time period, none of our other officers earned compensation exceeding $100,000 per year.

We have no employment agreements with any of our directors or executive officers. We have no pension, health, annuity, bonus, insurance, equity incentive, non-equity incentive, stock options, profit sharing or similar benefit plans. No stock options or stock appreciation rights were granted to any of our directors or executive officers during the period from the date of our incorporation on June 7, 2006 through December 31, 2006.

The following table sets forth information concerning the compensation paid or earned for the period from the date of our incorporation on June 7, 2006 through December 31, 2006 for services rendered to our Company in all capacities by our Chief Executive Officer and any officer with total compensation over $100,000 per year.

SUMMARY COMPENSATION TABLE
Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compen-sation ($) (i)	Total ($) (j)

Kimberly A. Hennessey, President, CEO, CFO, and Director	2006	0	0	800(1)	0	0	0	0	800

(1) Represents the value of 8,000,000 shares of common stock issued on June 7, 2006 in consideration for time, efforts, and services rendered by Ms. Hennessey in connection with the founding of our Company. Our Board of Directors determined that such services had a value equal to $800. Our Board of Directors also determined that the fair market value of shares of our common stock on June 7, 2006 was equal to their par value, $0.0001 per share.

Outstanding Equity Awards

As of December 31, 2006, none of our directors or executive officers held unexercised options, stock that had not vested, or equity incentive plan awards.

Compensation of Directors

During the period from our incorporation on June 7, 2006, through December 31, 2006, Kimberly A. Hennessey was our sole director. On June 7, 2006, we issued 8,000,000 shares of our common stock to Ms. Hennessey in consideration for her time, efforts, and services rendered in connection with the founding of our Company. During such time period, no other compensation was paid or given to Ms. Hennessey in consideration for her services as our director.

The following table sets forth certain information regarding the compensation paid to our directors during the fiscal year ended December 31, 2006.

DIRECTOR COMPENSATION
Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Non-Qualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (j)

Kimberly A. Hennessey	0	800(1)	0	0	0	0	800

(1) Represents the value of 8,000,000 shares of common stock issued on June 7, 2006 in consideration for time, efforts, and services rendered by Ms. Hennessey in connection with the founding of our Company. Our Board of Directors determined that such services had a value equal to $800 and that the value of shares of our common stock on June 7, 2006 was equal to their par value, $0.0001 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

In June 2006, we issued 8,000,000 shares of our common stock to Kimberly A. Hennessey, who was then our President, Chief Executive Officer, Chief Financial Officer and a Director, in consideration for her time, efforts, and services in connection with the founding of our Company. Our Board of Directors determined that such services had a value equal to $800 and that the value of shares of our common stock on June 7, 2006 was equal to their par value, $0.0001 per share. The shares were issued under Section 4(2) of the Securities Act of 1933, as amended.

In June 2006, we issued 500,000 shares of our common stock to Nicole Gagne, who was then our Secretary, in consideration for her time, efforts, and services in connection with the founding of our Company. Our Board of Directors determined that such services had a value equal to $50 and that the value of shares of our common stock on June 7, 2006 was equal to their par value, $0.0001 per share. The shares were issued under Section 4(2) of the Securities Act of 1933, as amended.

Our Board of Directors has not established audit, nominating and compensation committees. Our Board of Directors is of the opinion that such committees are not necessary since the Company has had only two directors and, until the effective date of this Information Statement, such directors have been performing the functions of such committees. The Company does not currently have a process for security holders to send communications to the Board of Directors.

DESCRIPTION OF SECURITIES

We are authorized to issue 505,000,000 shares of capital stock, $0.0001 par value, as follows:

We are authorized to issue 500,000,000 shares of common stock, $0.0001 par value, of which 12,000,000 shares are issued and outstanding as of April 25, 2007. Holders of shares of our common stock are entitled to one vote per share on all matters to be voted upon by the stockholders generally. The holders of shares of common stock have no preemptive, conversion, subscription or cumulative voting rights. Each holder of the Company's Common shares is entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors.

We are authorized to issue 5,000,000 shares of preferred stock, $0.0001 par value. Our board of directors has the right, without shareholder approval, to issue preferred shares with rights superior to the rights of the holders of shares of common stock. As a result, preferred shares could be issued quickly and easily, negatively affecting the rights of holders of common shares and could be issued with terms calculated to delay or prevent a change in control or make removal of management more difficult. Because we may issue up to 5,000,000 shares of preferred stock in order to raise capital for our operations, your ownership interest may be diluted which results in your percentage of ownership in us decreasing.

There are no warrants, options or other securities convertible into equity securities issued and outstanding.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

The Company's Common Stock is eligible for trading on the Over The Counter Bulletin Board under the symbol CASD.OB. The following table sets forth the range of quarterly high and low closing bid information of the common stock as reported on www.yahoo.com during the period from our incorporation on June 7, 2006 until December 31, 2006:

Bid Information*
Financial Quarter Ended	High Bid	Low Bid
December 31, 2006	0	0
September 30, 2006	0	0
June 30, 2006	0	0

* The quotations do not reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Holders

On April 25, 2007, there were approximately 43 holders of record of the Company’s common stock.

Dividends

We have not declared or paid any cash dividends on our common stock nor do we anticipate paying any in the foreseeable future. Furthermore, we expect to retain any future earnings to finance its operations and expansion. The payment of cash dividends in the future will be at the discretion of our Board of Directors and will depend upon our earnings levels, capital requirements, any restrictive loan covenants and other factors the Board considers relevant.

Securities authorized for issuance under equity compensation plans

We do not have any equity compensation plans.

LEGAL PROCEEDINGS

There are no pending legal proceedings to which the Company is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company. The Company’s property is not the subject of any pending legal proceedings.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

There have not been any changes in or disagreements with accountants on accounting and financial disclosure or any other matter.

RECENT SALES OF UNREGISTERED SECURITIES

In June 2006, we issued 8,000,000 shares of our common stock to Kimberly A. Hennessey, who was then our President, Chief Executive Officer, Chief Financial Officer and a Director, in consideration for her time, efforts, and services in connection with the founding of our Company. Our Board of Directors determined that such services had a value equal to $800 and that the value of shares of our common stock on June 7, 2006 was equal to their par value, $0.0001 per share. The shares were issued under Section 4(2) of the Securities Act of 1933, as amended.

In June 2006, we issued 500,000 shares of our common stock to Nicole Gagne, who was then our Secretary, in consideration for her time, efforts, and services in connection with the founding of our Company. Our Board of Directors determined that such services had a value equal to $50 and that the value of shares of our common stock on June 7, 2006 was equal to their par value, $0.0001 per share. The shares were issued under Section 4(2) of the Securities Act of 1933, as amended.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our By-laws provide that, to the fullest extent permitted by law, our directors or officers, former directors and officers, and persons who act at our request as a director or officer of a body corporate of which we are a shareholder or creditor shall be indemnified by us. We believe that the indemnification provisions in our By-laws are necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act" or "Securities Act") may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosure set forth above under Item 5.01 (Changes in Control of Registrant) is hereby incorporated by reference into this Item 5.02.

On April 25, 2007, Kimberly A. Hennessey resigned from her position as the President, Chief Executive Officer, and Chief Financial Officer of the Company.

On April 25, 2007, Nicole Gagne resigned from her position as Secretary of the Company.

On April 25, 2007, Silvestre Hutchinson was appointed as the President, Chief Executive Officer, Chief Financial Officer, Secretary, and Director of the Company. Mr. Hutchinson is currently the Economic Adviser of Hutchinson and Associates as well as the General Manager of Hutchinson and Lewis Consultants. Since May 2005, Mr. Hutchinson has been the Vice President of the Bayano Foundation of Panama. From January 2000 to September 2004, Mr. Hutchinson was the director of Economic Bilateral International Relations of the Department of Foreign Affairs of the Republic of Panama.

Mr. Hutchinson has not been affiliated with any company that has filed for bankruptcy within the last five years. He does not have any family relationships with any of the directors or executive officers of the Company. There were no transactions during the last two years, or any proposed transactions, to which the Company was or is to be a party, in which Mr. Hutchinson had or is to have a direct or indirect material interest.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)Financial Statementsof business acquired.	Not Applicable
(b) Proforma financial information.	Not Applicable
(c) Exhibits:

Exhibit 99.1   Stock Purchase Agreement, dated April 25, 2007, by and between Kimberly A. Hennessey and Silvestre Hutchinson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2007	CASSIDY MEDIA, INC.

	By:	/s/ Silvestre Hutchinson
Name: Silvestre Hutchinson
Title: President, Chief Executive Officer,
Chief Financial Officer, and Director